Debt	12 Months Ended
Jun. 30, 2011
Debt
9.	Debt

June 30,	2011		2010
Domestic:
Debentures 7.30%, due 2011	$		$100,000
Fixed rate medium-term notes 3.50% to 6.55%, due 2018-2038		1,175,000	875,000
Fixed rate senior notes 4.88%, due 2013		225,000	225,000
Foreign:
Bank loans, including revolving credit 1% to 7.2%, due 2012-2017		1,380	1,807
Euro bonds 3.5%, due 2011			244,580
4.125%, due 2016		290,040	244,580
Japanese Yen credit facility Libor plus 20 bps, due 2012		74,472	67,878
Other long-term debt, including capitalized leases		465	302

Total long-term debt		1,766,357	1,759,147
Less long-term debt payable within one year		75,271	345,513

Long-term debt, net		$1,691,086	$1,413,634

Principal amounts of Long-term debt payable in the five years ending June 30, 2012 through 2016 are $75,271, $225,437, $236, $154 and $290,200, respectively. In 2011, the Company issued $300,000 aggregate principal amount of medium-term notes. The notes are due in a balloon payment in September 2022 and carry an interest rate of 3.5 percent. Interest payments are due semiannually. Debt issuance costs were $5,460 and will be amortized over the term of the notes. The Company used the net proceeds from the note issuance to repay outstanding commercial paper borrowings.

Lease Commitments - Future minimum rental commitments as of June 30, 2011, under non-cancelable operating leases, which expire at various dates, are as follows: 2012-$83,688; 2013-$59,003; 2014-$35,490; 2015-$23,511; 2016-$20,689 and after 2016-$72,988.

Rental expense in 2011, 2010 and 2009 was $118,496, $123,582 and $125,516, respectively.